                                                 UNITED STATES

                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D. C. 20549

                                                 SCHEDULE 14A
                                                (Rule 14a-101)

                                    INFORMATION REQUIRED IN PROXY STATEMENT
                                           SCHEDULED 14A INFORMATION

                          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Securities Exchange Act of 1934 (Amendment No. ___)

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[   ] Definitive Proxy Statement
[X]   Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-12

                                               Southern California Edison Company
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                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                      Southern California Edison Company
                                              2008 Annual Meeting

                                            Telephone Voting Script
                                             Proposal by Proposal
                                                1-800-560-1965

Speech 1       Welcome to the electronic voting system. Please have your proxy card available before voting.
               Please enter your three-digit company number located in the box in the upper right hand corner of the proxy card.

Speech 1A      One moment please while we look up your company information.

Speech 2       Please enter your control number that is located in the box directly under your company number

Speech 2A      One moment please while we verify your control number.

Speech 3       To vote as the Southern California Edison Company Board recommends on ALL proposals. To answer
               YES, Press 1; to answer NO, Press 2

System         If 1 is pressed - go to Speech 6
               If 2 is pressed - go to Speech 4

Speech 4       Item 1: Election of directors:

               J.E. Bryson
               V.C.L. Chang
               F.A. Cordova
               C.B. Curtis
               A.J. Fohrer
               B.M. Freeman
               L.G. Nogales
               R.L. Olson
               J.M. Rosser
               R.T. Schlosberg, III
               T.C. Sutton
               Brett White

               To vote for ALL nominees, Press 1; to WITHHOLD for ALL nominees - Press 2; To WITHHOLD for individual nominees - Press 3.

System         If 1 or 2 is pressed, go to Speech 5.
               If 3 is pressed, go to Speech 4A.

Speech 4A      Please Press 1 when you hear the nominee you want to withhold for.

System         Name of each nominee is read
               If 1 is pressed after a name, go to Speech 4B

Speech 4B      To withhold your vote from another nominee, Press 1, or if you have finished voting on nominees, Press 2.

System         If 1 is pressed, name reading continues.
               If 1 is pressed after another name, go to Speech 4B

               If 2 is pressed, go to Speech 5

Speech 5       Item 2:

               To vote FOR - Press 1; AGAINST - Press 2; to ABSTAIN - Press 3.

Speech 6       Please indicate if you plan to attend the meeting. To answer YES, Press 1; to answer NO, Press 2

System         If 1 was pressed for Speech 3, go to Closing A.
               If 2 was pressed for Speech 3, go to Closing B.

Closing A      You have cast your vote as follows:

               You have voted in the manner recommended by the Board of Directors. Your vote has been successfully recorded. It is not necessary for you to mail in your card. Thank you for voting.
               Good bye.

Closing B      You have cast your vote as follows:

               Item 1 - Election of Directors. You have voted for all nominees - You have voted to withhold your vote from all nominees - You have voted for all nominees except for <nominee name(s)>.

               Item 2 - For, Against, Abstain

               Your vote has been successfully recorded. It is not necessary for you to mail in your card.
               Thank you for voting. Good bye.

                                      Southern California Edison Company
                                              2008 Annual Meeting

                                            Internet Voting Script
                                           http://www.eproxy.com/sce

Electronic Voting Site

Shareowner Name
Address Line
City, State Zip Line

Ownership

Please click on the Vote Now button to vote your card.

Unvoted Accounts:

Issue Name        Account     Registration
Share Source 1   Account #   Shareowner Name
Share Source 2

Vote Now button to proceed to next page

Shareowner Name

Address Line

City, State Zip Line

The following online proxy card allows you to electronically authorize the voting of your shares. Your vote will not be authorized until you have clicked the Submit button. The items to be voted are explained in the Proxy Statement.

SOUTHERN CALIFORNIA EDISON COMPANY

2008 ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 24, 2008
10:00 a.m., Pacific Time

Pacific Palms Conference Resort
One Industry Hills Parkway
City of Industry, California 91744

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and THOMAS R. McDANIEL are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Southern California Edison
Company to be held at the Pacific Palms Conference Resort, One Industry Hills Parkway,
City of Industry, California 91744, on April 24, 2008, at 10:00 a.m., Pacific Time, or
at any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matters listed below.

The shares will be voted as indicated on this card. In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

The Board of Directors recommends a vote:
"FOR" all Nominees
"FOR"  Proposal 2

You may submit your vote as the Board of Directors recommends by checking this box and click on the submit button below. [ ]

The Board of Directors recommends a vote "FOR" all Nominees
1. Election of directors:

[  ] FOR All Nominees Except as Noted Below
[  ] WITHHOLD AUTHORITY from all nominees

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, click on the box next to the nominee's name below.)

[  ] 01 J.E. Bryson
[  ] 02 V.C.L. Chang
[  ] 03 F.A. Cordova
[  ] 04 C.B. Curtis
[  ] 05 A.J. Fohrer
[  ] 06 B.M. Freeman
[  ] 07 L.G. Nogales
[  ] 08 R.L. Olson
[  ] 09 J.M. Rosser
[  ] 10 R.T. Schlosberg, III
[  ] 11 T.C. Sutton
[  ] 12 Brett White

The Board of Directors recommends a vote "FOR" Proposal 2
2.      Ratification of the Appointment of the Independent Public Accounting Firm.
        [  ] For   [  ] Against   [  ] Abstain

If applicable, click the option box:
I plan to attend meeting  [ ]

THIS PROXY/VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
UNDERSIGNED SHAREHOLDER.

If you are a joint owner of the shares being voted, by clicking the Submit button, you attest that all owners of such shares have consented to the authorization of this proxy.

If you are holding the shares being voted as an executor, administrator, trustee, guardian, or attorney-in-fact, or if you are a corporate officer, by clicking the Submit button, you attest that you have the authority to authorize this proxy.

After making your selections above, you may submit your vote by clicking on this Submit button.

SUBMIT button to proceed to next page

Shareowner Name
Address Line
City, State Zip Line

Your vote has been successfully recorded.

Summary

To view your vote summary select the arrow next to the account. If you would like to vote again, check the box next to the account you voted and click the "Vote Again" button.

Voted Accounts

Issue Name        Account     Registration
Share Source 1   Account #   Shareowner Name
Share Source 2

This ballot has been cast as follows: Date and Time via INTERNET_EPROXY

Review of proposals and voting displayed

Vote Again button to return to ballot page

Vote Another Proxy button to return to LOGIN page

Please review your vote confirmation and keep a copy for your records. Protect yourself from fraud and identity theft. To learn more, go to our Fraud Information Center.

You may now Vote Another Proxy or click Finish to exit this page or "Close Window" to exit the session.

Finish button to exit to http://www.sce.com/